Exhibit 10.16d

THIRD AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
KAR Holdings II, LLC

This Third Amendment to the Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC (this “Amendment”), effective as of February 27, 2012, amends the Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC, dated April 20, 2007, as amended by the First Amendment thereto, dated December 10, 2009 and the Second Amendment thereto, dated as of December 15, 2009 (as the same may be amended from time to time, the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Agreement.

WHEREAS, in connection with the execution of that certain employment agreement, dated as of the date hereof, between James P. Hallett (“Hallett”) and KAR Auction Services, Inc. (the “Hallett Employment Agreement”), the undersigned, constituting all of the Investor Members of the Company, desire to amend the Agreement to make certain modifications to the treatment of Hallett’s Operating Units and Value Units in connection with a termination of his employment so that the provisions of the Agreement (as amended hereby) are consistent with the provisions of the Hallett Employment Agreement.

NOW THEREFORE, in accordance with Section 14.10 of the Agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the undersigned, constituting all of the Investor Members, hereby agree as follows:

1.             Amendment.  Article VII of the Agreement is hereby amended by adding a new Section 7.5 of the Agreement, which new Section 7.5 of the Agreement shall read in its entirety as follows:

“Section 7.5          Consequences of Hallett Employment Termination.  In accordance with the terms and conditions of the Hallett Employment Agreement, the Company has determined to modify the terms of the Override Units held by Hallett (or his estate and/or beneficiaries) in a manner that is more favorable to Hallett.  Therefore, notwithstanding anything to the contrary contained in this Agreement (including, without limitation, any provisions of this Agreement that provide for the forfeiture of Override Units if Hallett, as a Management Member, becomes an Inactive Management Member), if Hallett ceases to provide services to the Company or one of its Subsidiaries in connection with the termination of employment of Hallett (i) for any reason (other than Cause), then all of the Operating Units held by Hallett (or his estate and/or beneficiaries) shall be retained (and not forfeited) by Hallett and following such termination shall be considered Retainable Operating Units, but such Operating Units shall otherwise remain subject to the terms and conditions of this Agreement (except that Section 12.4 hereof shall not apply in respect of the Operating Units so retained (and not forfeited) by Hallett), (ii) for any reason (other than Cause or a termination by Hallett without Good Reason), then all of the Value Units held by Hallett (or his estate and/or beneficiaries) shall be retained (and not forfeited) by Hallett, but such Value Units shall otherwise remain subject to the terms and conditions of this Agreement (except that Section 12.4 hereof shall not apply in respect of the Value Units so retained (and not forfeited) by Hallett), (iii) as a result of a termination by Hallett without Good Reason, then all of the Value Units held by Hallett (or his estate and/or beneficiaries) shall be forfeited (and not retained) by Hallett, and (iv) for Cause, then all of the Override Units held by Hallett (or his estate and/or beneficiaries) shall be forfeited (and not retained) in accordance with Section 7.2(a) of this Agreement.”

2.             Headings.  Headings in this Amendment are for convenience of reference only, and shall neither limit nor amplify the provisions of this Amendment.

3.             Continuation of Agreement.  Except as otherwise expressly provided herein, all of the terms and provisions of the Agreement shall remain in full force and effect and this Amendment shall not amend or modify any other rights, powers, duties, or obligations of any party to the Agreement.

4.             Complete Agreement.  This Amendment and the Hallett Employment Agreement contains the entire agreement between the parties hereto with respect to the matters contained herein and supersedes and replaces any prior agreement between the parties with respect to the matters set forth in this Amendment.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and any such counterparts may be transmitted by facsimile transmission, and each of such counterparts, whether an original or a facsimile of an original, shall be deemed to be an original and all of such counterparts together shall constitute a single agreement.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties have hereunto executed this Amendment as of the date first above written.

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS ADVISORS VI, L.L.C., its General Partner

By:	/s/ Sanjeev Mehra
Name: Sanjeev Mehra
Title: Vice President

GS CAPITAL PARTNERS VI GMBH & CO. KG

By:	GS ADVISORS VI, L.L.C., its Managing Limited Partner

By:	/s/ Sanjeev Mehra
Name: Sanjeev Mehra
Title: Vice President

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GSCP VI ADVISORS, L.L.C., its General Partner

By:	/s/ Sanjeev Mehra
Name: Sanjeev Mehra
Title: Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:	GSCP VI OFFSHORE ADVISORS, L.L.C.
its General Partner

By:	/s/ Sanjeev Mehra
Name: Sanjeev Mehra
Title: Vice President

Signature Page —Third Amendment to Second Amended and Restated Limited Liability Company Operating Agreement

KELSO INVESTMENT ASSOCIATES VII, L.P.

By:	Kelso GP VII, L.P., its General Partner

By:	Kelso GP VII, LLC, its General Partner

By:	/s/ James J. Connors, II
Name: James J. Connors, II
Title: Managing Member

KEP VI, LLC

By:	/s/ James J. Connors, II
Name: James J. Connors, II
Title: Managing Member

AXLE HOLDINGS II, LLC

By:	/s/ Church M. Moore
Name: Church M. Moore
Title: Vice President

VALUEACT CAPITAL MASTER FUND, L.P.

By: VA Partners I, LLC, its General Partner

By:	/s/ George F. Hamel, Jr
Name: George F. Hamel, Jr.
Title: Chief Operating Officer

PCAP KAR LLC

By:	/s/ David Ament
Name: David Ament
Title: President

Signature Page —Third Amendment to Second Amended and Restated Limited Liability Company Operating Agreement